QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2002

Family Dollar Stores, Inc.
(Exact name of registrant as specified in charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-6807 (Commission File Number)	56-0942963 (I.R.S. Employer Identification No.)
P.O. Box 1017, 10401 Old Monroe Road Charlotte, North Carolina (Address of Principal Executive Offices)	28201-1017 (Zip Code)

Registrant's telephone number, including area code: (704) 847-6961

(Former name or former address, if changed since last report)

Item 9. REGULATION FD DISCLOSURE

        On November 20, 2002, Family Dollar Stores, Inc. transmitted to the Securities and Exchange Commission the Statements under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings. The Statements were transmitted pursuant to the Securities and Exchange Commission's Order No. 4-460 as related to Form 10-K for the fiscal year ended August 31, 2002. The Statements are attached to this Current Report as Exhibits 99.1 and 99.2.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FAMILY DOLLAR STORES, INC. (Registrant)
Date: November 20, 2002	By:	/s/ GEORGE R. MAHONEY, JR. George R. Mahoney, Jr. Executive Vice President-General Counsel

Exhibit Index

Exhibit No.	Item
99.1	Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings
99.2	Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

QuickLinks

  Item 9. REGULATION FD DISCLOSURE
  SIGNATURES
  Exhibit Index